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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

                                  [COSINE(TM)
COS                           COMMUNICATIONS LOGO]

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 221222 10 2

This Certifies that


is the record holder of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF

                          COSINE COMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:


                          COSINE COMMUNICATIONS, INC.


                                   CORPORATE
/s/ [SIGNATURE ILLEGIBLE]            SEAL              /s/ [SIGNATURE ILLEGIBLE]
-------------------------            JUNE              -------------------------
    ASSISTANT SECRETARY              2000                  PRESIDENT
                                   DELAWARE


COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY

                            AUTHORIZED SIGNATURE


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                          COSINE COMMUNICATIONS, INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT WROS - as joint tenants with right
          of survivorship and not as
          tenants in common


UNIF GIFT MIN ACT       ------  Custodian   -------
                        (Cust)              (Minor)

                  under Uniform Gifts to Minors
 Act
    ---------------
        (State)

Additional abbreviations may also be used though not in the above list.

     For value received, ___________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         [      -  -    ]

________________________________________________________________________________



________________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares


of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
_______________________________________________________________________ Attorney
to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.

Dated: _________________________


                                  _____________________________________________
                                  Signed: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED;
                         __________________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.